Exhibit 10.9

NOTICE OF CONVERSION

The undersigned (the “Investor”) hereby elects to convert $                       principal investment in Atlanta CBD into shares of Common Stock to be issued by The Cannaisseur Group, Inc., a Delaware corporation (the “Company), as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer fees, if any.

The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Name:

Address:

Date of Conversion:

Applicable Conversion Price: $0.05

Number of Shares of Common Stock to be issued:

Shares Issued:

*	This conversion agreement supersedes the original agreement, including conversion price and convertibility restrictions.

[INVESTOR]

By:
Name:
Title:
Date:

The Cannaisseur Group, Inc.
[COMPANY]

By:
Name:
Title:
Date: